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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934 Date of Report

              (Date of earliest event reported): December 3, 2001

                        Commission File Number: 000-28460

                        FUSION MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                        94-3177221
              --------                                        ----------
(State of incorporation or organization)                (IRS Employer I.D. No.)

                            34715 Ardenwood Boulevard
                            -------------------------
                                Fremont, CA 94555
                                -----------------
                    (Address of principal executive offices)

                                 (510) 818-4600
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

     On September 13, 2001, we received notice from Sulzer Spine-Tech Inc. that they had filed a Demand for Arbitration with the American Arbitration Association for unspecified damages resulting from our alleged breach of contract and invalid termination of the International Distribution Agreement, originally executed between us and Sulzer Spine-Tech on July 1, 1999. On October 9, 2001, we filed our Response to Demand for Arbitration and our counterclaims for breach of contract and declaratory relief. On December 3, 2001, prior to any arbitration hearing, we reached a negotiated settlement and mutual release with Sulzer Spine-Tech to dismiss the arbitration with prejudice on confidential terms.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FUSION MEDICAL TECHNOLOGIES, INC.

                                      By   /S/ LARRY J. STRAUSS
                                           -------------------------------------
                                           Larry J. Strauss

                                           Vice President, Finance and
                                           Chief Financial Officer (Chief
                                           Accounting Officer and Duly
                                           Authorized Officer of the Registrant)

Dated:  December 3, 2001